BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Baron Durable Advantage Fund

Supplement dated June 29, 2018 to

Statement of Additional Information dated January 26, 2018

Effective Tuesday, August 28, 2018, the Statement of Additional Information of Baron Growth Fund (the “Fund”) is modified as follows:

On page 33 of the Statement of Additional Information, the first sentence of the footnote under “PORTFOLIO MANAGERS,” which reads as follows: “Neal Rosenberg is the Assistant Portfolio Manager of Baron Growth Fund.” is deleted in its entirety and replaced with the following: “Neal Rosenberg is the co-manager of Baron Growth Fund.”

On page 34 of the Statement of Additional Information, the footnote under “Other Accounts Managed,” which reads as follows: “Neal Rosenberg is the Assistant Portfolio Manager of Baron Growth Fund.” is deleted in its entirety and replaced with the following: “Neal Rosenberg is the co-manager of Baron Growth Fund.”

On page 35 of the Statement of Additional Information, the footnote under “Ownership of Portfolio Managers,” which reads as follows: “Neal Rosenberg is the Assistant Portfolio Manager of Baron Growth Fund.” is deleted in its entirety and replaced with the following: “Neal Rosenberg is the co-manager of Baron Growth Fund.”

This information supplements the Statement of Additional Information dated January 26, 2018. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.